EXECUTION VERSION

Credit Suisse AG Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, New York 10010	Wells Fargo Bank, National Association 301 South College Street Charlotte, North Carolina 28288 Wells Fargo Securities, LLC Duke Energy Center 550 South Tryon Street Charlotte, North Carolina 28202

June 16, 2014

The Laclede Group, Inc.
720 Olive Street
Saint Louis, Missouri 63101
Attention: Steven P. Rasche, Chief Financial Officer

Project Namath – 1st Amendment to Commitment Letter

Ladies and Gentlemen:

Reference is hereby made to the (i) Project Namath-Commitment Letter and the Annexes attached thereto, dated as of April 5, 2014, from Credit Suisse AG (acting through such of its affiliates or branches as it deems appropriate, “Credit Suisse AG”), Credit Suisse Securities (USA) LLC (“Credit Suisse Securities” and together with Credit Suisse AG, “Credit Suisse”), Wells Fargo Bank, National Association (“Wells Fargo Bank”), Wells Fargo Securities, LLC (“Wells Fargo Securities” and, collectively with Credit Suisse AG, Credit Suisse Securities and Wells Fargo Bank, the “Commitment Parties”) to The Laclede Group, Inc. (the “Borrower”), and (ii) the Project Namath-Joinder Agreement to Commitment Letter, dated as of April 28, 2014, between the Commitment Parties, the New Lenders and the Borrower ((i) and (ii) collectively, the “Commitment Letter”). Capitalized terms used in this agreement (this “Amendment”) but not defined herein shall have the respective meanings assigned to such terms in the Commitment Letter.

On June 11, 2014, the Borrower completed offerings of common stock and equity units with combined net proceeds of $600,413,562.50. This Amendment confirms that, pursuant to the terms of the Commitment Letter, the Commitments of the Commitment Parties with respect to the Facility were reduced to $749,586,437.50 on such date.

The parties hereto agree that the amount of the Facility, and the corresponding Commitments of the Commitment Parties, shall be further reduced by an amount equal to $49,586,437.50 effective immediately. The amount of the Facility, and the corresponding Commitments of the Commitment Parties, will be $700,000,000 after giving effect to this Amendment, and the revised Commitment of each Commitment Party after giving effect to this Amendment shall be as set forth on Schedule I hereto.

To induce the Commitment Parties to enter into this Amendment, the Borrower hereby represents and warrants to the Commitment Parties that the reduction of the Facility effected by this Amendment does not require any consent by the Seller, or if such consent is required, then such consent has been obtained pursuant to the terms of the Acquisition Agreement on or prior to the date hereof.

On and after the execution of this Amendment, each reference in the Commitment Letter to “this Commitment Letter”, “this letter”, “hereunder”, “hereof” or words of like import referring to the Commitment Letter, and each reference in the Fee Letter to “the Commitment Letter”, “thereunder”, “thereof” or words of like import referring to the Commitment Letter, shall mean and be a reference to the Commitment Letter, after giving effect to this Amendment. Except as specifically amended above, the Commitment Letter shall remain in full force and effect and is hereby ratified and confirmed.

PARAGRAPH 12 OF THE COMMITMENT LETTER IS HEREBY INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY HEREUNDER AS IF FULLY SET FORTH HEREIN.

Each party hereto agrees to maintain the confidentiality of this Amendment and the terms hereof in accordance with the confidentiality and disclosure provisions set forth in Section 8 of the Commitment Letter. For the avoidance of doubt, the Borrower may file a copy of this Amendment, and any future amendments to the Commitment Letter, in any required filings with the Securities and Exchange Commission or other applicable regulatory authorities and stock exchanges pursuant to proviso (B) of Section 8(a) of the Commitment Letter.

Each party hereto agrees that this Amendment is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Very truly yours,
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:    /s/ Mikhail Faybusovich
    Name: Mikhail Faybusovich
Title: Authorized Signatory

By:    /s/ Michael D'Onofrio
    Name: Michael D'Onofrio
Title: Authorized Signatory
CREDIT SUISSE SECURITIES (USA) LLC
By:    /s/ SoVonna Day-Goins
    Name: SoVonna Day-Goins
Title: Managing Director
WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Lawrence P. Sullivan
    Name: Lawrence P. Sullivan
Title: Managing Director
WELLS FARGO SECURITIES, LLC

By:    /s/ Lindsay Offut
    Name: Lindsay Offut
Title: Vice President

[Signature Page to Amendment to Commitment Letter]

Agreed and acknowledged as of the date first
written above:

THE LACLEDE GROUP, INC.
By:    /s/ Steven P. Rasche
    Name: Steven P. Rasche
Title: EVP, CFO

[Signature Page to Amendment to Commitment Letter]

Agreed and acknowledged as of the date first
written above:

Bank of America, N.A.

By:    /s/ Eric A. Escagne
    Name: Eric A. Escagne
Title:    Senior Vice President

JPMorgan Chase Bank, N.A.

By:    /s/ Joshua Martin
    Name:    Joshua Martin
Title:     Authorized Officer

Morgan Stanley Bank, N.A.

By:    /s/ Dmirtry Barskey
    Name:    Dmitry Barsky
Title:     Authorized Signatory

Royal Bank of Canada

By:    /s/ Frank Labrinos
    Name:     Frank Labrinos
Title:     Authorized Signatory

U.S. Bank National Association

By:    /s/ Andrew N. Taylor
    Name:     Andrew N. Taylor
Title:     Senior Vice President

Stifel Bank & Trust

By:    Matthew L. Diehl
    Name:     Matthew L. Diehl
Title:     Senior Vice President

[Signature Page to Amendment to Commitment Letter]

Fifth Third Bank

By:    /s/ Mark Stapleton
    Name:     Mark Stapleton
Title:    Vice President

Commerce Bank

By:    /s/ Chris Steuterman
Name:     Chris Steuterman
Title:     Vice President

Compass Bank

By:    /s/ Raj Nambiar
Name:     Raj Nambiar
Title:     Vice President

Regions Bank

By:    /s/ Joe Fleece
    Name:     Joe Fleece
    Title:     Associate

UMB Bank N.A.

By:    /s/ Thomas J. Zeigler
    Name:     Thomas J. Zeigler
    Title:     Senior Vice President

[Signature Page to Amendment to Commitment Letter]

Lenders	Commitment
Credit Suisse AG, Cayman Islands Branch .....................................	$197,251,087.19
Wells Fargo Bank, National Association ........................................	$197,251,087.19
Bank of America, N.A. ............................................................	$58,410,471.26
JPMorgan Chase Bank, N.A. ...........................................................	$58,410,471.26
Morgan Stanley Bank, N.A. ...........................................................	$58,410,471.26
Royal Bank of Canada .....................................................................	$58,410,471.26
U.S. Bank National Association ....................................................	$25,489,040.37
Stifel Bank & Trust ........................................................................	$15,780,052.30
Fifth Third Bank .............................................................................	$12,744,519.93
Commerce Bank .............................................................................	$4,460,582.00
Compass Bank ................................................................................	$4,460,582.00
Regions Bank .................................................................................	$4,460,582.00
UMB Bank N.A. .........................................................	$4,460,582.00
________________
Total ............................................................	$700,000,000